UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2018

WCF BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-37832	81-2510023
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

401 Fair Meadow Drive, Webster City, Iowa	50595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (515) 832-3071

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2018, WCF Bancorp, Inc. (the “Company”) announced the resignation of Dr. Leo Moriarty from the Company’s board of directors.

On January 26, 2018, the Company also announced the appointments to the board of directors of Kasie Doering and of Heidi Tesdahl. Ms. Tesdahl was appointed to the Audit Committee; the Compensation Committee and the Nominating and Corporate Governance Committee, of which she will serve as Chairperson. There are no arrangements or understandings between either of Ms. Doering or Ms. Tesdahl and any other person pursuant to which either of Ms. Doering or Ms. Tesdahl became a director. Neither Ms. Doering nor Ms. Tesdahl is a party to any transaction with the Company that would require disclosure under Item 404(a) of the Securities and Exchange Commission’s Regulation S-K.

On January 26, 2018, the Company also announced the appointment of Stacy Johnson, age 39, to serve as the Company’s Chief Financial Officer. Since 2006, Ms. Johnson has taught accounting and business courses at Iowa Central Community College, Located in Fort Dodge, Iowa as well as teaching courses at Buena Vista University, located in Storm Lake, Iowa. Ms. Johnson is not a party to any transaction with the Company that would require disclosure under Item 404(a) of the Securities and Exchange Commission’s Regulation S-K.

Item 8.01    Other Events

On January 26, 2018, the Company declared a cash dividend on the Company’s common stock of $0.05 per share. The dividend will be payable to stockholders of record as of February 9, 2018 and is expected to be paid on or about February 23, 2018.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information.	Not Applicable.
(c)	Shell Company Transactions.	Not Applicable.
(d)	Exhibits	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WCF BANCORP, INC.
DATE: January 30, 2018	By:	/s/ Stephen L. Mourlam
Stephen L. Mourlam
President and Chief Executive Officer